U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☑	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)
LanVision Systems, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
1.	Amount previously paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing party:

4.	Date filed:

LANVISION SYSTEMS, INC.
10200 Alliance Road, Suite 200
Cincinnati, Ohio 45242-4716
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 24, 2006
To the Stockholders of LanVision Systems, Inc.:
     You are cordially invited to attend the Annual Meeting of the Stockholders of LanVision Systems, Inc. to be held on May 24, 2006, at 9:30 a.m., Eastern Time, at the offices of LanVision Systems, Inc., 10200 Alliance Road, Suite 200, Cincinnati, Ohio 45242-4716, for the following purposes:
1.	Election of four directors each to hold office until a successor is duly elected and qualified at the 2007 Annual Meeting of Stockholders or otherwise or until any earlier removal or resignation;

2.	To approve an amendment to the Company’s Certificate of Incorporation to change the corporation name to “Streamline Health Solutions, Inc.”

3.	To transact any and all other business that may properly come before the meeting or any adjournment thereof.
     Only stockholders of record at the close of business on April 3, 2006 will be entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

By Order of the Board of Directors

Cincinnati, Ohio	Paul W. Bridge, Jr.
April 7, 2006	Chief Financial Officer & Secretary
IMPORTANT
A proxy statement and proxy are submitted herewith. As a stockholder, you are urged to complete and mail the proxy promptly whether or not you plan to attend the Annual Meeting in person. The enclosed envelope for the return of the proxy requires no postage if mailed in the USA. Stockholders of record attending the meeting may personally vote on all matters that are considered in which event the signed proxies are revoked. It is important that your shares be voted. In order to avoid the additional expense to the Company of further solicitation, we ask your cooperation in mailing your proxy promptly.

LANVISION SYSTEMS, INC.
10200 Alliance Road, Suite 200
Cincinnati, Ohio 45242-4716
PROXY STATEMENT
The accompanying proxy is solicited on behalf of the Board of Directors (“Board”) of LanVision Systems, Inc., a Delaware corporation (“Company” or “LanVision”), for use at the 2006 annual meeting of stockholders of the Company (“Annual Meeting”). The Annual Meeting will be held on May 24, 2006 at 9:30 a.m., Eastern Time, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the offices of LanVision Systems, Inc., 10200 Alliance Road, Suite 200, Cincinnati, Ohio 45242-4716. All holders of record of the Company’s common stock, par value $.01 per share (“Common Stock”), on April 3, 2006, the record date, will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the record date, the Company had 9,169,708 shares of Common Stock outstanding and entitled to vote. A majority, or 4,584,855, of these shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting.
The proxy card, this Proxy Statement, and the Company’s fiscal year 2005 Annual Report on Form 10-K will be mailed to stockholders on or about April 14, 2006.
Voting Rights and Solicitation of Proxies
Stockholders are entitled to one vote for each share of Common Stock held. Shares of Common Stock may not be voted cumulatively.
The shares represented by all properly executed proxies which are timely sent to the Company will be voted as designated and each proxy not designated will be voted affirmatively. Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before the shares subject to the proxy are voted by notifying the Corporate Secretary of the Company in writing or by attendance at the meeting and voting in person.
The expense of printing and mailing proxy materials will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers, and other employees of the Company by personal interview, telephone, or facsimile. No additional compensation will be paid for such solicitation. The Company will request brokers and nominees who hold shares of Common Stock in their names to furnish proxy materials to beneficial owners of the shares and will reimburse such brokers and nominees for the reasonable expenses incurred in forwarding the materials to such beneficial owners.
The Company’s bylaws provide that the holders of a majority of all of the shares of Common Stock issued, outstanding, and entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Shares that are voted “FOR”, “AGAINST” or “WITHHELD”, as applicable, with respect to a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting with respect to such matter. If a broker, bank, custodian, nominee, or other record holder of shares indicates on a proxy that it does not have the discretionary authority to vote certain shares on a particular matter (“broker non-vote”), then those shares will not be considered entitled to vote with respect to that matter, but will be counted in determining the presence of a quorum.
All shares represented by valid proxies received prior to the Annual Meeting will be voted and, where a stockholder specifies by means of the proxy how the shares are to be voted with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If the stockholder fails to so specify, except for broker non-votes, the shares will be voted “FOR” the election of the Board’s nominees as directors and “FOR” the amendment to the Company’s Certificate of Incorporation to change the corporation name to “Streamline Health Solutions, Inc.”
J. Brian Patsy, a director and the co-founder of LanVision, and the three other directors of the Company, and the named executive officers, together beneficially own 1,265,498 shares of Common Stock. Messrs. Patsy, Levy, Phillips, and VonderBrink, have each indicated that they intend to vote for the election of all those nominated by the Board for election as directors and for the change in the Company name to Streamline Health Solutions, Inc. For information regarding the ownership of Common Stock by holders of more than five percent of the outstanding shares and by the management of the Company, see “Stock Ownership by Certain Beneficial Owners and Management.”
In accordance with Delaware law, a list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting at the offices of LanVision Systems, Inc., 10200 Alliance Road, Suite 200, Cincinnati, Ohio 45242-4716, on May 24, 2006, and for ten days prior to the Annual Meeting, between the hours of 9:00 a.m. and 4:00 p.m. Eastern Time, at the office of the Company.
PROPOSAL 1 — ELECTION OF DIRECTORS
At the Annual Meeting, the stockholders will elect four directors, comprising the entire membership of the Board, each to hold office until a successor is duly elected and qualified at the 2007 annual meeting of stockholders of the Company or otherwise or until any earlier resignation or removal. Shares represented by the accompanying proxy will be voted for the election of the four nominees recommended by the Board, unless the proxy is marked in such a manner as to withhold authority to vote. All nominees standing for reelection are currently serving as members of the Board and have consented to continue to serve. If any nominee for any reason is unable to serve or will not serve, the proxies may be voted for such substitute nominee as the proxyholder may determine. The Company is not aware of any nominee who will be unable or unwilling to serve as a director. LanVision has not implemented a formal policy regarding director attendance at the Annual Meeting. Typically, the Board holds its annual organizational meeting directly following the Annual Meeting, which results in most directors being able to attend the Annual Meeting. All four current directors attended the 2005 Annual Meeting and it is the current expectation that all Directors standing for reelection will attend the 2006 Annual Meeting.
Provided a quorum is duly constituted at the Annual Meeting, the affirmative vote by the holders of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors is required to approve the election of directors. A broker non-vote and a withheld vote are not counted for purposes of electing the directors and will have no effect on the election. The Company’s Chief Financial Officer, will serve as the inspector of election for the election of the directors and the vote on the Company name change.
Nominees For Election As Directors
The following incumbent directors are being nominated by the Board for reelection to the Board: Richard C. Levy, M.D., J. Brian Patsy, Jonathan R. Phillips, and Edward J. VonderBrink.

     Richard C. Levy, age 59, was appointed to the Board in January 2001. He currently serves as a Professor at the University of Cincinnati, a position that he has held since 1984, and where he was the founding Chairman of the Department of Emergency Medicine. Dr. Levy is President of Medical Reimbursement, Inc., a privately held physician reimbursement company that he founded in 1984. He also serves as Chief Financial Officer of Vanguard Medical, Inc., a specialty practice group.
     J. Brian Patsy, age 54, is a co-founder of the Company and has served as President and Director of the Company or its predecessor since the Company’s or its predecessor’s inception in October, 1989. Mr. Patsy was appointed Chairman of the Board and Chief Executive Officer in March 1996. Mr. Patsy has over 32 years of experience in the information technology industry.
     Jonathan R. Phillips, age 33, is the founder of Healthcare Growth Partners, Inc., a provider of strategic and financial advisory services to healthcare technology companies. He has served as the President and Chief Executive Officer since its founding in 2005. Prior to founding Healthcare Growth Partners, Mr. Phillips was a member of the Healthcare Investment Banking Group at William Blair and Company, LLC, where he provided financial advisory services to healthcare growth companies in the areas of mergers and acquisitions and equity offerings, including initial public offerings, secondary offerings and private placements. At William Blair, Mr. Phillips was a Vice President from 2002 to 2005 and an Associate from 2000 to 2001. Prior to William Blair, he served in various roles in the healthcare practice of Deloitte Consulting for more than four years where he provided strategic consulting to healthcare providers and other organizations.
     Edward J. VonderBrink, CPA, age 61, is the retired Southeast Area Managing Partner of Grant Thornton LLP, Certified Public Accountants. Mr. VonderBrink began his career with Grant Thornton in 1967, became a partner in 1977, and served in such capacity until his retirement in 1999. He then became Director of the Entrepreneurial Center of Xavier University, in Cincinnati, OH from 2000 to 2004. He is currently an independent consultant to closely held businesses with emphasis on strategic planning.
The Board recommends a vote “FOR” the election of each of the nominees.
There are no family relationships among any of the above named nominees for director or among any of the nominees and any executive officers of the Company.
Director Compensation
The Company currently pays each of the independent Directors fees of: (i) an annual retainer of $5,000, (ii) $1,000 for each regularly scheduled Board meeting attended, and (iii) $1,000 per day for each special meeting or committee meeting attended on days when there are no Board meetings. Mr. Patsy is an officer of the Company and is not separately compensated as a director of the Company.
One non-employee member of the Board participates in the Company’s 1996 Non-Employee Directors Stock Option Plan (the “Directors Plan”) and, all three non-employee members of the Board participate in the 2005 Incentive Compensation Plan (the “2005 Plan”). The Directors Plan provided for the granting of non-qualified stock options to directors who were not employees of the Company to enable the Company to attract and retain high quality non-employee directors. Currently, 15,000 options have been granted under the Directors Plan to Dr. Levy. No additional options can be granted under the Directors Plan. The 2005 Plan provides for the granting of non-qualified stock options to directors who were not employees of the Company to enable the Company to attract and retain high quality non-

employee directors. Currently, 10,000 options have been granted under the 2005 Plan to Dr. Levy, 15,000 options to Mr. Phillips, and 15,000 options to Mr. VonderBrink.
Each independent Director will be granted 15,000 Nonqualified Stock Options upon first being appointed or elected to the Board. Incumbent directors will be granted 10,000 Nonqualified Stock Options annually. These options are to be awarded pursuant to the Company’s 2005 Incentive Compensation Plan.
LanVision has provided liability insurance for its directors and officers since 1996. The current policies expire on April 26, 2006. The annual cost of this coverage is approximately $94,200. Upon expiration, the current policies will be renewed or replaced with at least equivalent coverage.
Communications with the Board of Directors
Stockholders may communicate with the Board of Directors, including the management director, by sending a letter to LanVision Systems, Inc. Board of Directors, c/o Corporate Secretary, 10200 Alliance Road, Suite 200, Cincinnati, OH 45242-4716. All communications directed to the Board of Directors will be transmitted promptly to all of the directors without any editing or screening by the Corporate Secretary.
Board of Directors Meetings and Committees
The Board met seven times during fiscal year 2005 and approved actions by unanimous written consent five times. Standing committees of the Board currently include an audit committee and a compensation committee.
The Board does not have a nominating committee as the Board of Directors has determined that it is not necessary and would have no direct benefit, at this time, because of the small size of the Company. All nominees for election of directors at the 2006 Annual Meeting were nominated by the unanimous consent of the current Board, including all of the independent Directors. The Board does not have a formal policy for the consideration of Director Candidates. The Board is considering, at this time, increasing the number of directors to the Board of Directors. However, no decision has been made.
In fiscal year 2005, all current directors attended all meetings of the Board and all committee meetings of the committees on which such directors served during the period for which each such director has been a director. Accordingly, all directors attended more than 75% of such meetings.
The independent directors, Messrs. VonderBrink (Chairman), Phillips, and Levy, are presently the members of the Audit Committee. The Audit Committee met separately as a committee two times during fiscal year 2005. The Audit Committee also met as part of the whole Board of Directors to review each of the Company’s quarterly and annual financial statements filed on Form 10-Q or Form 10-K with management, prior to the filing of those reports with the Securities and Exchange Commission and the Audit Committee Chairman separately discusses the Company’s financial reports with the auditors on a regular basis before such reports are filed with the Securities and Exchange Commission. The Audit Committee’s functions include the engagement of the Company’s independent auditors, review of the results of the audit engagement and the Company’s financial results, review of the Company’s financial statements by the independent auditors and their opinion thereon, review of the auditors’ independence, review of the effectiveness of the Company’s internal controls and similar functions and approval of all auditing and non-auditing service performed by the independent auditors for the Company. The Board of Directors has determined that Mr. VonderBrink is an audit committee financial expert for the Company and Dr. Levy, Mr. Phillips and Mr. VonderBrink are independent as that term is currently defined in The Nasdaq Stock Market, Inc. Marketplace Rules.
The Audit Committee has established procedures through which confidential complaints may be made by employees, directly to the Chairman of the Audit Committee, regarding: illegal or fraudulent activity; questionable accounting, internal controls or auditing matters; conflicts of interest, dishonest or unethical conduct; disclosures in the Company’s Securities and Exchange Commission filings that are not accurate; violations of LanVision’s Code of Conduct and Ethics; or any other matters.
The independent directors, Messrs. Levy (Chairman), Phillips, and VonderBrink, are presently the members of the Compensation Committee. The Compensation Committee met two times during fiscal year 2005. The Compensation Committee reviews the performance of and establishes the salaries and all other compensation of the Company’s executive officers. The Compensation Committee also administers the Company’s 2005 Incentive Compensation Plan and is responsible for recommending grants of Equity Awards under the plan, subject to the approval of the Board.
The independent directors of the Board periodically meet in executive session as part of regularly scheduled Board Meetings and no presiding director has been designated to conduct the “Executive Sessions”.
Code of Conduct and Ethics
The Board of Directors has adopted the LanVision, Systems, Inc. Code of Conduct and Ethics which applies to all directors, officers, (including its chief executive officer, chief operating officer chief financial officer, controller, and any person performing similar functions) and employees. The Company has made the Code of Conduct and Ethics available on its web site at http//www.lanvision.com.
PROPOSAL 2 — APPROVAL OF AMENDMENT OF THE CERTIFICATE OF
INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO
“STREAMLINE HEALTH SOLUTIONS, INC.”
Background
LanVision Systems, Inc. and its wholly-owned subsidiary, LanVision, Inc., have operated under the LanVision name since their inception. The LanVision name initially reflected the Company’s original concept of creating an enterprise wide electronic medical record that could be accessed by authorized personnel through the hospital or other healthcare institution’s intranet. Subsequently, the Company expanded its product and service offerings in a variety of ways, including the offering of software solutions that streamline healthcare processes that allow information to flow seamlessly throughout an organization. The Company anticipates that it will continue to expand into new areas of workflow and document management solutions that address business process improvement initiatives throughout the hospital enterprise.
In February 2005, the Company adopted “Streamline Health” as its doing business (d/b/a) name but retained “LanVision Systems, Inc’ as its legal corporate name. The name “Streamline Health” was selected after extensive research and study on the Company’s philosophy, mission and target markets. Management believed that the name change would position the Company for enhanced growth in the healthcare marketplace and would allow the Company to capitalize on its specialties. In conjunction with the adoption of “Streamline Health” as the Company’s doing business name, the Company also adopted a new logo and created a new website located at www.streamlinehealth.net.

Having operated under the “Streamline Health” doing business name for over a year, the Company’s Board of Directors and management have determined that the use of the new name has been successful and has helped the Company establish a stronger brand within its industry. Accordingly, for the reasons set forth above, the Board of Directors has approved, subject to stockholder approval, an amendment to the Company’s Certificate of Incorporation to change the name of the Company to “Streamline Health Solutions, Inc.”
Effect of the Amendment
Attached to this Proxy Statement as Exhibit 1 is the proposed amendment to the Company’s Certificate of Incorporation with respect to the name change. Stockholders are urged to review Exhibit 1 in considering the amendment.
If the amendment is approved by stockholders, the effective date of the amendment to change the Company’s legal corporate name will be the date that the amendment to the Certificate of Incorporation is filed with the Delaware Secretary of State. The Company expects to file such amendment promptly following the Annual Meeting if the amendment is approved by stockholders.
Changing the name of the Company will not have any effect on the rights of existing stockholders. The proposed name change will not affect the validity or transferability of currently outstanding stock certificates, and stockholders will not be requested to surrender for exchange any stock certificates they hold. The effect of the change will communicate to all interested parties, including potential stockholders, more accurately the nature of the products and services being offered by the Company.
Vote Required and Board of Directors’ Recommendation
The affirmative vote of two thirds of the outstanding shares of Common Stock is required for approval of this proposal. Abstentions and broker non-votes will be counted as present for purposes of determining if a quorum is present but will have the same effect as a negative vote on the proposal.
The Board unanimously recommends that the stockholders vote “FOR” approval of the amendment to the Company’s Certificate of Incorporation to change the name of the Company to “Streamline Health Solutions, Inc.”
STOCK OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information, as of April 3, 2006, with respect to the beneficial ownership of Common Stock by: (i) each stockholder known by the Company to be the beneficial owner of more than 5% of Common Stock; (ii) each director and each nominee for director; (iii) each Named Executive Officer listed in the Summary Compensation Table; and (iv) all directors and current executive officers as a group.

	Shares
	Beneficially	Percent
Name and Address of Beneficial Owner	Owned [1]	of Class [2]
The HillStreet Fund, L.P. [3]	750,000	7.6%
300 Main Street
Cincinnati, Ohio 45202

Eric S. Lombardo	1,860,000	20.3%
7173 Royalgreen Drive
Cincinnati, Ohio 45244

Sharon B. Patsy [4]	1,139,600	12.4%
5019 Parkview Court
Centerville, OH 45458

J. Brian Patsy [5]	1,139,600	12.4%
10200 Alliance Road, Suite 200
Cincinnati, Ohio 45242-4716

Richard C. Levy, M.D. [6]	45,000	*

Jonathan R. Phillips	3,000	*

Edward J. VonderBrink	7,500	*

William A. Geers [7]	70,333	*

Paul W. Bridge, Jr [8]	152,838	1.65%

Donald E. Vick, Jr [9]	50,892	*

All current directors and executive officers as a group (7 persons)	1,469,163	15.7%

*	Represents less than 1%.

[1]	Unless otherwise indicated below, each person listed has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable. For purposes of this table, shares subject to stock options or warrants are considered to be beneficially owned if by their terms they may be exercised as of the date of mailing of this Proxy Statement or if they become exercisable within sixty days thereafter.

[2]	These percentages assume the exercise of certain currently exercisable stock options and warrants.

[3]	Registrant, in 1998, issued a warrant to purchase 750,000 shares of Common Stock of the Company at $3.87 per share in connection with obtaining a loan from HillStreet. The Loan has been repaid but the warrant remains outstanding and can be exercised at any time through July 16, 2008.

[4]	Mrs. Patsy disclaims beneficial ownership of the shares owned by Mr. Patsy.

[5]	Mr. Patsy disclaims beneficial ownership of the shares owned by Mrs. Patsy.

[6]	Includes 30,000 shares owned by Dr. Levy and 15,000 shares that are issuable upon the exercise of currently exercisable options.

[7]	Includes 70,333 shares that are exercisable by Mr. Geers upon the exercise of currently exercisable options. Mr. Geers was appointed an executive officer of the Company in December 2004. See “Executive Compensation – Employment Agreements.”

[8]	Includes 45,000 shares held in trust for the benefit of Mr. Bridge’s wife of which Mr. Bridge is a contingent beneficiary of the trust, 1,600 shares held in trust for the benefit of Mr. Bridge, 17,572 shares, which were acquired through participation in the 1996 Employee Stock Purchase Plan and are held of record by Mr. and Mrs. Bridge as joint tenant in common with the right of survivorship, and 88,666 shares that are issuable upon the exercise of currently exercisable options. Mr. Bridge may be deemed to be the beneficial owner of all such shares and shares investment power with Mrs. Bridge with respect to 17,572 shares. Mr. Bridge was appointed an executive officer of the Company in January 2001. See “Executive Compensation – Employment Agreements.”

[9]	Includes 16,226 shares held of record by Mr. and Mrs. Vick as joint tenant in common with the right of survivorship, 5,000 shares held by Mr. Vick as custodian for his minor children, and 29,666 shares that are issuable upon the exercise of currently exercisable stock options. Mr. Vick may be deemed to be the beneficial owner of 16,226 and shares investment power with Mrs. Vick may be deemed to be the beneficial owner of the 5,000 shares as custodian and has investment power with respect to the 5,000 shares for which he is custodian. Mr. Vick was appointed an executive officer of the Company in February 2002. See “Executive Compensation – Employment Agreements.”
EXECUTIVE COMPENSATION
Summary of Cash and Certain Other Compensation
The following table is a summary of certain information concerning the compensation earned during the last three fiscal years by the Company’s Chief Executive Officer and the Company’s three other current executive officers. These four individuals are collectively referred to herein as the “Named Executive Officers.”

Summary Compensation Table

					Long-Term
		Annual Compensation			Compensation
					Stock Options/	All Other
					SARs Granted	Compen-
		Salary [1]	Bonus	Other [2]	[3]	sation [4]
Name and Principal Position [9]	Year	($)	($)	($)	(#)	($)
J. Brian Patsy [5]	2005	232,875	152,250	—	—	—
Chairman of the Board, Chief	2004	225,000	—	—	—	—
Executive Officer and President	2003	225,000	—	—	—	—

William A. Geers [6]	2005	190,000	108,750	—	—	—
Vice President Product Development	2004	170,775	15,000	—	20,000	—
and Chief Operating Officer

Paul W. Bridge, Jr. [7]	2005	163,005	65,250	—	—	—
Chief Financial Officer, Treasurer	2004	148,005	—	—	—	—
and Secretary	2003	143,000	—	—	10,000	—

Donald E. Vick, Jr. [8]	2005	89,983	32,625	—	—	—
Controller and Assistant Treasurer	2004	86,940	9,375	—	—	—
and Assistant Secretary	2003	84,000	—	—	2,500	—

[1]	All amounts include amounts contributed by the officers to the Company’s 401(k) plan. There was no Company contribution to the plan in any years reported.

[2]	Does not include perquisites and other personal benefits, the aggregate amount of which with respect to each of the Named Executive Officers does not exceed the lesser of $50,000 or 10% of the total salary and bonus reported for that year.

[3]	All amounts reflect options to purchase Common Stock.

[4]	Term life insurance premiums were paid by the Company for the benefit of each Named Executive Officer, but only to the extent that the Company paid such premiums for all of its employees.

[5]	For additional information on Mr. Patsy see Nominees for Election as Directors.

[6]	Mr. Geers is 52 years old and was appointed an executive officer in December 2004; prior thereto he served as Vice President Product Development.

[7]	Mr. Bridge is 62 years old and was appointed an executive officer in January 2001; prior thereto he served as the Company Controller.

[8]	Mr. Vick is 42 years old and was appointed an executive officer in February 2002; prior thereto he served as the Company Assistant Controller.

[9]	All officers serve at the pleasure of the Board of Directors and are appointed annually to their current positions.
Stock Options
The following table sets forth information concerning the grant of stock options to each of the Named Executive Officers in fiscal year 2005.

Option/SAR Grants in Last Fiscal Year

Potential Realizable Value
	Number of				at Assumed Annual Rates
	Shares				of Stock Price Appreciation
	Underlying	% of Total			for Option Term [3]
	Options/	Options/SARs	Exercise or
	SARs	Granted In	Base Price	Expiration	5%	10%
Name	Granted	Fiscal Year [1]	($/share) [2]	Date	($)	($)
J. Brian Patsy	—	—	—	—	—	—

William A. Geers	—	—	—	—	—	—

Paul W. Bridge, Jr.	—	—	—	—	—	—

Donald E. Vick, Jr.	—	—	—	—	—	—

[1]	Stock options exercisable into 10,000 shares of Common Stock and 25,000 SARs were granted to all employees as a group during fiscal year 2005. No options were granted to any of the named executive officers.

[2]	Options were granted at an exercise price equal to the fair market value per share at the date of grant.

[3]	Potential realizable values are net of exercise price, but before taxes associated with exercise. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with rules of the Securities and Exchange Commission and do not represent the Company’s estimate or projection of the future Common Stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of Common Stock, overall market conditions and the option holders’ continued employment through the vesting period. This table does not take into account any appreciation in the price of Common Stock from the date of grant to date. The closing price of Common Stock on January 31, 2006 was $7.00.
The following table sets forth information with respect to the Named Executive Officers concerning exercises of options during fiscal year 2005 and unexercised options held as of the end of fiscal year 2005.

Aggregated Option/SAR Exercises in Last Fiscal Year and
Fiscal Year-End Option/SAR Values

Number of
			Unexercised	Value of Unexercised
			Options/SARs	in-the-Money
			at Fiscal	Options/SARs at
	Shares Acquired	Value	Year-End (#)	Fiscal Year-End ($)[1]
	on Exercise	Realized	Exercisable/	Exercisable/
	(#)	($)	Unexercisable	Unexercisable
J. Brian Patsy	—	—	—	—

William A. Geers	15,000	57,307	70,333/16,667	232,431/75,368

Paul W. Bridge, Jr.	—	—	88,666/3,334	380,838/16,836

Donald E. Vick, Jr.	—	—	29,666/834	135,798/4,211

[1]	The closing market price for one share of Common Stock on January 31, 2006, the end of fiscal year 2005, was $7.00.
Equity Compensation Plan Information
Securities authorized for issuance under equity compensation plans required by Item 201(d) of Regulation S-K, as of January 31, 2005 are as follows:

Number of
securities to be
	issued upon				Number of securities
	exercise of				remaining available for
	outstanding		Weighted-average		future issuance under
	options,		exercise price of		equity compensation plans
	warrants and		outstanding options,		(excluding securities
Plan category	rights		warrants and rights		reflected in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	501,167	(1 & 2)	$2.76	[5]	1,301,521	(3)

Total(4)	501,167		$2.76		1,301,521

(1)	Includes 15,000 options that can be exercised under the 1996 Non-employee Directors Stock Option Plan and 421,167 options that can be exercised by employees, including officers, under the 1996 Employee Stock Option

(2)	Includes 40,000 options and 25,000 SARs (with an exercise price of $6.78) which can be exercised by directors and an employee under the 2005 Incentive Compensation Plan.

(3)	Includes 366,521 shares that can be issued under the 1996 Employee Stock Purchase Plan.

(4)	Excludes Warrants issued in connection with the 1998 Long-term debt to acquire 750,000 shares of Common Stock.

(5)	Excludes the 25,000 SARs, with an exercise price of $6.78.

(6)	The Company does not have any Executive Compensation Plans that have not been approved by the security holders.
The Company has entered into an employment agreement with Mr. Patsy. The agreement covers the period February 1, 2006 through January 31, 2007, with provisions for automatic annual renewals and contains the provisions described below and other usual and customary provisions found in executive employment agreements. The agreement provides that he will serve as the Company’s President and/or Chief Executive Officer throughout the term of the agreement, his base salary will be $244,519, subject to annual adjustment at the discretion of the Compensation Committee. If his employment is terminated upon certain circumstances, he will receive severance equal to twelve months total compensation, including base compensation and bonus; he is eligible to receive a bonus to be covered by the executive bonus plan; he will be subject to a non-compete provision for a period of one year following termination of employment, which period may be extended for an additional year at the discretion of the Company upon payment of additional severance pay. In addition, the employment agreement provides that in the event of a change of control the agreement will automatically be extended for one year from the date of the change in control, and in the event of termination by the Board without good cause, the employee terminates the employment agreement due to a material reduction in his duties or compensation or the employment agreement is terminated within one year after a change in control, the employee will be entitled to severance benefits equal to twelve months total compensation plus a bonus, and healthcare coverage, at no cost, for a period of two years. Such severance benefits are payable in a lump sum within three months after the termination date. The employment agreements will also provide that during the term of the agreement, and for a period of two years thereafter the employee will not compete with the Company in the healthcare information systems industry, including serving as an employee, officer, director, consultant, stockholder, or general partner of any entity other than the Company. In addition, Mr. Patsy will agree to assign to the Company all of his interest in any developments, discoveries, inventions, and certain other interests developed by him during the course of employment with the Company, and not to use or disclose any proprietary information of the Company at any time during or after the course of employment with the Company.
The Company has entered into an employment agreement with Mr. Geers. The agreement covers the period February 1, 2006 through January 31, 2007, with provisions for automatic annual renewals and contains the provisions described below and other usual and customary provisions found in executive employment agreements. The agreement provides that he will serve as the Company’s Vice President Product Development and Chief Operating Officer throughout the term of the agreement, his base salary will be $199,500, subject to annual adjustment at the discretion of the Compensation Committee. If his employment is terminated upon certain circumstances, he will receive a lump sum severance payment equal to sixty percent times the then current annual salary (to include sixty percent of the then current compensation and sixty percent of the higher of the bonus paid during the prior fiscal year or earned in the then current fiscal year to date); he will be subject to a non-compete provision for a period of one year following termination of employment. In the event that, within twelve months of a change in control, his employment is terminated, he will receive a lump sum payment equal to sixty percent of his then current salary and all stock options granted shall immediately vest in full.

The Company has entered into an employment agreement with Mr. Bridge. The agreement covers the period February 1, 2006 through January 31, 2007, with provisions for automatic annual renewals and contains the provisions described below and other usual and customary provisions found in executive employment agreements. The agreement provides that he will serve as the Company’s Chief Financial Officer throughout the term of the agreement; his base salary will be $171,156, subject to annual adjustment at the discretion of the Compensation Committee. If his employment is terminated upon certain circumstances, he will receive a lump sum severance payment equal to seventy-five percent times the then current annual salary (to include seventy-five percent of the then current compensation and seventy-five percent of the higher of the bonus paid during the prior fiscal year or earned in the then current fiscal year to date); he will be subject to a non-compete provision for a period of one year following termination of employment. In the event that, within twelve months of a change in control, his employment is terminated, he will receive a lump sum payment equal to seventy-five percent of his then current salary and all stock options granted shall immediately vest in full.
Mr. Vick, upon his initial employment with the Company, entered into a standard employment agreement that all LanVision employees enter into. The agreement has no term and the Company, at will, upon 14 day’s prior written notice, can terminate employment. The agreement contains usual and customary provisions related to compensation, employee benefits, and nondisclosure of trade secrets, research and development, restrictions on employment by a competitor, solicitation of Company employees or customers and return of company property. The agreement provides that he will serve as the Company’s Controller for the period February 1, 2006 through January 31, 2007; his base salary will be $101,790,
Compensation Committee Report
For fiscal year 2005, the Compensation Committee of the Board was at all times comprised entirely of non-employee independent directors. The Compensation Committee met two times during fiscal year 2005 and is charged with responsibility for reviewing the performance and establishing the compensation of the Company’s executive officers on an annual basis. The Compensation Committee also administers the Company’s 1996 Employee Stock Option Plan, the Company’s 1996 Non-Employee Directors Stock Option Plan, the Company’s 2005 Incentive Compensation Plan and the Company’s 1996 Stock Purchase Plan and is responsible for recommending grants of equity awards under such plans, unless otherwise directed by the Board.
The compensation plans provide for each executive officer: an annual salary, a performance-based annual bonus incentive, and equity awards under the existing 2005 Incentive Compensation Plan in order to provide long-term incentives and in order to ensure that management’s long-term interests are aligned with those of other stockholders. The compensation plans also has severance arrangements in place for certain executive officers. The goal of the committee is to provide a methodology for achieving overall compensation that is competitive with other comparably sized technology companies. The compensation plans for Mr. Patsy, the Company’s Chief Executive Officer and the other named executive officers (Mr. Geers, Bridge and Vick) were virtually the same for fiscal year 2005 as 2004, except for a modest increase in the base salary in fiscal 2005 and a target revenue bonus that was added in 2005. However, no discretionary bonuses were paid to Mr. Geers or Mr. Vick in 2005 as they were in 2004. On January 27, 2006 the Compensation Committee amended the employment agreements of the named Executive Officers of the Company for the period February 1, 2006 through January 31, 2007 to increase the base salary as noted elsewhere in this Proxy under the heading Employment Agreements and establish the fiscal year 2006 executive bonus arrangement.
On January 27, 2006, the Compensation Committee adopted executive bonus arrangements for fiscal year 2006. The arrangement is not contained in a formal written plan, but a summary of the plan follows.

The plan provides for the payment of a specific “target profit” bonus based upon achieving 100% of LanVision’s targeted operating profit (excluding all operating profits resulting from a merger or acquisition in fiscal year 2006) as established by the Compensation Committee. Participating executives will be entitled to payment of 100% of the “target profit” bonus if LanVision achieves 100% of the targeted operating profit. Executives may receive a reduced bonus, provided that LanVision’s actual operating profit is greater than 80% of the targeted operating profit. If the Company achieves 80% or less of the targeted operating profit no profit bonuses are earned under this component of the plan. At greater than 80% but less than 100% of the targeted operating profit, the payments are reduced so that, for example, achieving 90% of the targeted operating profit would result in the payment of only 25% of the target profit bonus. If LanVision exceeds the targeted operating profit, then the bonuses are increased by an accelerated bonus percentage. For example, if LanVision exceeds the targeted operating profit by 100%, then the bonuses earned would be 250% of the “target profit” bonuses. There is no upper limitation of the payment of the bonuses for this component that exceed the targeted operating profit amounts.
The fiscal year 2005 bonus plan was similar to the 2006 plan noted above. However it also contained a second component. The second component of the plan provided for the payment of a target revenue bonus based upon achieving 100% of targeted revenues, excluding the sale of third party hardware and software. If less than 100% of the targeted revenues were achieved, then no revenue bonus would be earned under this component of the plan. If 100% of the targeted revenues were achieved, then the target revenue bonuses associated with this portion of the plan would have been paid at 100%. If the targeted revenues were exceeded, then the revenue bonuses would be increased by the percentage that the revenues exceed the target revenues. For example, if LanVision had achieved 130% of the targeted revenues, then the bonuses earned would have been 130% of the target revenue bonus. There was no upper limitation of the payment of the bonuses for this component if it exceeded the targeted revenue amounts. No bonus was paid in 2005 for the second component as the target revenue was not achieved. However, the Company exceeded the operating profit target and, accordingly, 2005 bonuses were paid in accordance with the operating profit component of the 2005 plan.
The fiscal year 2004 and 2003 bonus targets were based upon management’s ability to achieve specific operating results. If the results of operations targets were achieved, then each Executive Officer would receive a specified percentage of a targeted bonus amount established by the Compensation Committee for each Executive Officer. If the target was exceeded, the bonus payable would be a multiple of the excess percent. If the target was not met, the bonus payable would be reduced by a multiple of the percent missed. No Bonuses were earned in fiscal year 2004 and 2003 under these plans.
In 2002, the Compensation Committee engaged the firm of Towers Perrin to conduct an executive compensation and benefits review of appropriate salary ranges, as well as management incentive plan ranges, etc. Based, in part, on this review as well as revenue and earnings results, the ability to achieve strategic business plans and goals, and evaluations of overall performance, the committee adjusted the total compensation including potential bonuses of the executive officers in 2005 and made additional adjustments, approximating a cost of living increase to some executives, in 2006.
The Compensation Committee believes that stock options and other equity awards can be an effective incentive to attract and retain Executive Officers and key employees of the Company and to encourage stock ownership by these persons so that they acquire or increase their proprietary interest in the success of the Company. The Compensation Committee has, to date, not granted any options to Mr. Patsy in light of his existing substantial ownership in the Company.

The Compensation Committee Richard C. Levy, M.D., Chairman
Jonathan R. Phillips
Edward J VonderBrink

Compensation Committee Interlocks and insider participation
The following non-employee directors serve on the Compensation Committee: Jonathan R. Phillips Richard C. Levy, M.D. and Edward J. VonderBrink. No member of the Compensation Committee is or was an officer or employee of the Company or the subsidiary of the Company. No director or Executive Officer of the Company serves on any board of directors or compensation committee that compensates any member of the Compensation Committee.
Audit Committee Report
The Audit Committee, which operates under a Charter approved by the Board of Directors (attached as Appendix A), oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements that are included in the Annual Report on Form 10-K with management, which review included a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.
The Committee is comprised of the three independent non-employee directors of the Company and held two meetings during fiscal year 2005. The Audit Committee also met as part of the whole Board of Directors to review each of the Company’s quarterly and annual financial statements filed on Form 10-Q or Form 10-K with management, prior to the filing of those reports with the Securities and Exchange Commission. The Committee reviewed with Ernst & Young LLP, the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In particular, the Committee has discussed with Ernst & Young LLP those matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees) and the required communications required by the Sarbanes-Oxley Act.
Ernst & Young LLP also provided to the Committee the written disclosures required by Independent Standards Board Standard No.1 (Independence Discussions with Audit Committees), and the Committee discussed the independent auditors’ independence with the auditors themselves.
The Committee discussed with the Company’s independent auditors the overall scope and plans for their audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended January 31, 2006 as filed with the Securities and Exchange Commission. The Committee has selected Ernst & Young LLP as the Company’s independent auditors for fiscal year 2006.
In addition, the Audit Committee preapproved the payment of up to $109,000 in audit fees for the above audit and an additional payment of up to $35,000 for tax fees that includes the preparation and review of various tax returns required to be filed by LanVision and $10,000 for consulting services relating to compliance with the Sarbanes-Oxley Act of 2002 and other miscellaneous tax consulting services. It is the policy of the Audit Committee to preapprove all services provided by Ernst & Young LLP. The Committee also concluded that Ernst & Young LLP’s provision of non-audit services, as described above, to LanVision is compatible with Ernst & Young LLP’s independence.
In connection with the audit of the fiscal year 2005 financial statements, LanVision entered into an audit engagement agreement with Ernst & Young LLP which set forth the terms by which Ernst & Young LLP would perform the audit services for LanVision. That agreement, which was similar to past engagement letters, is subject to alternative dispute resolution procedures and an exclusion of punitive damages. The Audit Committee has determined that the terms and conditions of the Ernst & Young LLP audit engagement agreement are similar to the other three largest registered public accounting firms, and a common business practice between companies and their audit firms. Although the provisions of the audit engagement agreement limits the ability of the company should a dispute arise, the Company does not believe that such provisions limit the ability of investors to seek redress from the firm.

The Audit Committee
Edward J. VonderBrink,
Chairman
Jonathan R. Phillips
Richard C. Levy, M.D.
STOCK PERFORMANCE GRAPH
The graph below compares the cumulative total stockholder return on Common Stock with the cumulative total return on the Nasdaq US Total Return Index and on the Nasdaq Computer and Data Processing Services Stock Index for the period commencing January 31, 2001 and ending January 31, 2006, assuming an investment of $100 and the reinvestment of any dividends.
The comparison in the graph below is based upon historical data and is not indicative of, nor intended to forecast the future performance of Common Stock.

	1/31/01[1]	1/31/02[1]	1/31/03[1]	1/31/04[1]	1/31/05[1]	1/31/06[1]
LanVision Systems, Inc. Common Stock	$100.00	$384.62	$320.88	$338.46	$337.36	$769.23
Nasdaq US Total Return Index	$100.00	$70.21	$48.38	$75.30	$75.45	$84.86
Nasdaq Computer and Data Processing Services Stock Index	$100.00	$69.28	$46.95	$64.95	$67.00	$75.11

[1]	Assumes that $100.00 was invested on January 31, 2001 in Common Stock at the closing price of $0.91 per share and at the closing sales price of each index on that date and that all dividends were reinvested. No dividends have been declared on Common Stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.
OTHER SECURITIES FILINGS
The information contained in this Proxy Statement under the headings “Compensation Committee Report” “Audit Committee Report” and “Stock Performance Graph” is not, and should not be deemed to be, incorporated by reference into any filings of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 that purport to incorporate by reference other Securities and Exchange Commission filings made by the Company, in whole or in part, including this Proxy Statement.
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
Section 16(a) of the Securities and Exchange Act of 1934 requires the Company’s officers and directors and persons who own more than 10% of Common Stock (collectively, “Reporting Persons”) to file reports of ownership and changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.
Based solely on its review of the copies of such forms received, the Company believes that with respect to the fiscal year ended January 31, 2006 all the Reporting Persons complied with all applicable filing requirements.
INDEPENDENT AUDITORS
Ernst & Young LLP served as the independent auditors of the Company for the fiscal year ended January 31, 2005. The Audit Committee of the Board has selected Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending January 31, 2007. Representatives of Ernst & Young LLP will be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.
The following table sets forth the aggregate fees for the Company for the fiscal years 2005 and 2004 for audit and other services provided by LanVision’s accounting firm, Ernst & Young LLP.

	2005	2004
Audit Fees	$109,000	$97,000
Audit-Related Fees	—	64,000
Tax Fees	35,000	35,800
All Other Fees	—	—

Total Fees	$144,000	$196,800

The Company has engaged Ernst & Young LLP to provide tax consulting and compliance services and consulting services regarding the internal control audit related requirements of the Sarbanes-Oxley Act, in addition to the audit of the financial statements. The Company’s Audit Committee has considered whether the provision of the tax services is compatible with maintaining the independence of Ernst & Young LLP. All fees paid to Ernst & Young LLP are preapproved by the Audit Committee of the Board of Directors.
OTHER BUSINESS
The Board does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting. No stockholder has informed the Company of any intention to propose any other matter to be acted upon at the Annual Meeting. Accordingly, the persons named in the accompanying proxy are allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in this proxy statement. As to any business that may properly come before the meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.
ANNUAL REPORT ON FORM 10-K
A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2006, as filed with the Securities and Exchange Commission, will be mailed without charge to all stockholders upon request. Requests should be addressed to Investor Relations, LanVision Systems, Inc., 10200 Alliance Road, Suite 200, Cincinnati, Ohio 45242-4716. The Form 10-K includes certain exhibits. Copies of the exhibits will be provided only upon receipt of payment covering the Company’s reasonable expenses for such copies. The Form 10-K and exhibits may also be obtained from the Company’s web site, http://www.lanvision.com on the “Financial” page, or directly from the Securities and Exchange Commission web site, http://www.sec.gov/cgi-bin/srch-edgar.
STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING
Stockholder proposals intended for inclusion in the Company’s proxy statement and form of proxy relating to the Company’s 2007 annual meeting of stockholders must be received by the Company not later than December 28, 2006. Such proposals should be sent to the Corporate Secretary, LanVision Systems, Inc., 10200 Alliance Road, Suite 200, Cincinnati, Ohio 45242-4716. The inclusion of any proposal will be subject to applicable rules of the Securities and Exchange Commission, including Rule 14a-8 of the Securities and Exchange Act of 1934. Any stockholder who intends to propose any other matter to be acted upon at the 2007 annual meeting of Stockholders must inform the Company no later than March 10, 2007. If notice is not provided by that date, the persons named in the Company’s proxy for the 2006 annual meeting will be allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in the proxy statement for the 2007 annual meeting.
ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
THANK YOU FOR YOUR PROMPT ATTENTION TO THIS MATTER.

By Order of the Board of Directors,

Cincinnati, Ohio	Paul W. Bridge, Jr.
April 7, 2006	Chief Financial Officer and Secretary

APPENDIX A
LanVision Systems, Inc.
Audit Committee Charter
Organization and Requirements
The Audit Committee of the Board of Directors of LanVision Systems, Inc. will be established by the Board of Directors and will follow at least the minimum audit committee requirements as published by the U.S. Securities and Exchange Commission (SEC) and the relevant Corporate Governance Requirements of NASDAQ. The Audit Committee may, from time-to-time, establish other requirements as it considers appropriate or necessary in the circumstances.
The Audit Committee shall also ensure the Company complies with the Audit Committee Disclosure requirements of the SEC required in the proxy statements for stockholder’s meetings and in annual reports filed with the SEC, including disclosures regarding audit committee financial experts and code of ethics for the Company’s principal executive officer, principal financial officer, principal accounting officer or controller and that the code will be posted on the Company web site and included as an exhibit to the annual report of Form 10-K.
Statement of Policy
The Audit Committee shall oversee the accounting, reporting practices of the Company, and the quality and integrity of financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the directors, the independent auditors, and the financial management of the Company.
The Committee’s primary duties and responsibilities are to:
•	monitor the Company’s financial reporting process and internal control system;

•	review the quarterly financial performance;

•	evaluate compliance with laws and regulations;

•	oversee management’s establishment and enforcement of financial policies and business practices; and

•	engage, compensate, oversee, evaluate and, if appropriate, terminate the independent auditor’s.

Responsibilities
In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing requirements and conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.
In carrying out these responsibilities, the Audit Committee will:
•	Obtain the full Board of Directors’ approval of this Charter and review and reassess this Charter as conditions dictate but at least annually.

•	Hire, fire, compensate and evaluate the work of the independent auditors.

•	Review the experience, rotation and qualifications of the senior members of the independent auditors’ team.

•	Have a clear understanding with the independent auditors that they are ultimately accountable to the Board of Directors and the Audit Committee, who has the ultimate authority in deciding to engage, evaluate, and if appropriate, terminate their services.

•	Meet with the independent auditors and management of the Company to review the scope of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilized, the adequacy of the independent auditor’s compensation, and at the conclusion thereof review such audit or review, including any comments or recommendations of the independent auditors.

•	Review with the independent auditors and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the Audit Committee periodically should review Company policy statements to determine their adherence to the code of conduct.

•	Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related Company compliance policies.

•	Inquire of management and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

•	Receive communication from the independent auditors prior to the filing of the Form 10-Q or Form 10-K, as applicable, regarding the matters described in SAS No. 61 including significant adjustments, management judgments and accounting estimates, significant new accounting policies, disagreements with management and any other matters required to be communicated to the Audit Committee when they have been identified in the conduct of interim financial reporting review. The Chairman of the Audit Committee may represent the entire Audit Committee for purposes of this review.

•	Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices, and discuss any other matters required to be communicated to the committee by the auditors. Also review with financial management and the independent auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the organization’s accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements.
•	Review and discuss with the Company’s Chief Executive Officer and Chief Financial Officer all matters such officers are required to certify in connection with the Company’s Forms 10-Q and 10-K or other filings or reports.

•	Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors’ evaluation of the Company’s financial and accounting, personnel, and the cooperation that the independent auditors received during the course of audit.

•	Review accounting and financial human resources and succession planning within the Company.

•	Report the results of the annual audit to the Board of Directors. If requested by the Board of Directors, invite the independent auditors to attend the full Board of Directors meeting to assist in reporting the results of the annual audit or to answer other directors’ questions (alternatively, the other directors may be invited to attend the Audit Committee meeting during which the results of the annual audit are reviewed).

•	On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the board of directors take, appropriate action to ensure the continuing independence of the auditors.

•	Pre-approve all auditing services and permitted non-audit services to be performed for the Company by the independent auditors. The Committee shall establish policies and/or guidelines for the permissible scope and nature of any permitted non-audit services in connection with its annual review of the audit plan and shall review such policies and guidelines with the Board.

•	Oversee the regular rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit.

•	Establish clear policies and/or guidelines for the Company’s hiring of partners, employees or former partners or employees of the independent auditors.

•	Obtain from the independent auditors any reports required to be furnished to the Committee under Section 10A of the Exchange Act or an assurance that Section 10A of the Exchange Act has not been implicated.

•	Review and approve all related party transactions (the term “related party transaction” referring to transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404, or any successor provision thereto).

•	Establish procedures and require the Company to obtain or provide the necessary resources and mechanisms for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•	Prepare the report of the Audit Committee in the Annual Meeting Proxy Statement disclosing whether or not the committee had reviewed and discussed with management and the independent auditors, as well as discussed within the Audit Committee (without management or the independent auditors present), the financial statements and the quality of accounting principles and significant judgments affecting the financial statements. In addition, disclose in the proxy statement that the Audit Committee has:
1.	reviewed and discussed the audited financial statements with management;

2.	discussed with the independent auditors the matters required to be discussed by SAS No. 61;

3.	received certain disclosures from the auditors regarding the auditors’ independence as required by the Independence Standards Board Standard No. 1, and discussed with the auditors the auditors’ independence; and

4.	concluded whether, based on such review and discussions, anything has come to the attention of the members of the Audit Committee that caused the Audit Committee to believe that the audited financial statements included in the Company’s Annual Report on Form 10-K for the year then ended contain an untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading.
•	Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

•	Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

•	To the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Audit Committee shall also have the authority, to the extent it deems necessary or appropriate, to ask the Company to provide it with the support of one or more Company employees to assist it in carrying out its duties. The Company shall provide for appropriate funding, as determined solely by the Audit Committee, for payment of compensation to the independent auditors for the purpose of rendering or issuing an audit report and to any other advisors employed by the Audit Committee. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel, independent auditors or other advisors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

•	Review the Company’s disclosure in the proxy statement for its annual meeting of shareholders that describes that the Committee has a charter and has satisfied its responsibilities under this Charter for the prior year. In addition, include a copy of this Charter in the appendix to the proxy statement at least triennially or the year after any significant amendment to the Charter.
Adopted by the unanimous vote of the Board of Directors of LanVision, Systems, Inc.
19 February 2004.

Exhibit 1
CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
LANVISION SYSTEMS, INC.
(Pursuant to Section 242 of the General Corporation Law of the State of Delaware)
LanVision Systems, Inc., a Delaware corporation (the “Corporation”), hereby certifies:

1.	That the Corporation’s Certificate of Incorporation is hereby amended as follows:

Article I is hereby amended to read in full as follows:

“The name of the corporation is “Streamline Health Solutions, Inc.” (the “Corporation”).

2.	This amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Certificate of Incorporation to be signed by a duly authorized officer on this ___day of May, 2006.

By:

J. Brian Patsy, Chief Executive Officer and President

LanVision Systems, Inc. 10200 Alliance Road, Suite 200 Cincinnati, Ohio 45242-4716	This Proxy is solicited on behalf of the Board of Directors of the Company
PROXY
     The undersigned hereby appoints J. Brian Patsy and Richard C. Levy, M.D. and each of them, attorneys-in-fact and proxies, with full power of substitution, to vote as designated below all shares of the Common Stock of LanVision Systems, Inc. that the undersigned would be entitled to vote if personally present at the annual meeting of stockholders to be held on May 24, 2006, at 9:30 a.m., and at any adjournment thereof.
1.	ELECTION OF DIRECTORS: J. BRIAN PATSY, JONATHAN R. PHILLIPS, RICHARD C. LEVY, M.D. AND EDWARD J. VONDERBRINK.

FOR all nominees listed above (except as marked below)	WITHHOLD AUTHORITY to vote for all nominees

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name on the line below.)

The Board recommends a vote FOR the following proposal
2.	To approve the amendment to the Company’s Certificate of Incorporation to change the corporation name to “Streamline Health Solutions, Inc.”

FOR the approval to change the name	AGAINST the approval to change the name
ABSTAIN from the approval to change the name
.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposals 1 & 2.
(continued on other side)
     The undersigned acknowledges having received from LanVision Systems, Inc., prior to the execution of this Proxy, a Notice of Annual Meeting, a Proxy Statement, and an Annual Report.
     Please sign exactly as your name appears below. When shares are held as joint tenants, each holder should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2006

[STOCKHOLDER NAME AND ADDRESS]	[STOCKHOLDER NAME AND NUMBER OF SHARES]

(Signature)

(Signature if held jointly)

Please mark, sign, date, and return the Proxy promptly using the enclosed envelope.

REVOCABLE PROXY